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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 20, 2006

                        GRANITE CONSTRUCTION INCORPORATED
             (Exact name of registrant as specified in its charter)

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             Delaware                  1-12911                 77-0239383
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   (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)

                              585 West Beach Street
                          Watsonville, California 95076
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               (Address of principal executive offices) (Zip Code)

                                 (831) 724-1011
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 20, 2006, Granite Construction Incorporated (the "Company") issued a press release with an update on its 2006 financial expectations, a copy of which is attached as Exhibit 99.1.

         The information set forth is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the Exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.  The following exhibit is attached hereto and furnished herewith:

Exhibit
Number    Exhibit Title
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99.1      Press Release of Registrant, dated September 20, 2006, Update on 2006
          Financial Expectations

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GRANITE CONSTRUCTION INCORPORATED


Date: September 20, 2006                      By: /s/ R.C. Allbritton
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                                                  R.C. Allbritton
                                                  Vice President, Treasurer &
                                                  Assistant Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
Number    Document
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99.1      Press Release of Registrant, dated September 20, 2006, Update on 2006
          Financial Expectations

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